          GreenPoint HELT 2000-1

          Class A-2 Certificates
          HELOCs: 40% CPR, 20% Draw
          2nds: 30% CPR


                                      Class A-2            Class A-2           Class A-2
                                         End               Interest            Principal
  Period           Month               Balance               Paid                 Paid
  ------           -----               -------               ----                 ----
     0             06/29/00          112,040,000
     1             07/15/00          108,943,497             343,154            3,096,503
     2             08/15/00          106,211,739             646,485            2,731,758
     3             09/15/00          103,292,746             630,274            2,918,993
     4             10/15/00          100,422,127             593,180            2,870,619
     5             11/15/00           97,637,638             595,918            2,784,489
     6             12/15/00           94,899,306             560,704            2,738,332
     7             01/15/01           92,242,808             563,145            2,656,498
     8             02/15/01           89,648,017             547,381            2,594,791
     9             03/15/01           87,061,938             480,501            2,586,079
    10             04/15/01           84,724,132             516,637            2,337,807
    11             05/15/01           82,632,837             486,546            2,091,295
    12             06/15/01           80,591,987             490,354            2,040,850
    13             07/15/01           78,600,356             462,816            1,991,631
    14             08/15/01           76,656,748             466,425            1,943,608
    15             09/15/01           74,759,998             454,891            1,896,750
    16             10/15/01           72,908,967             429,325            1,851,031
    17             11/15/01           71,102,546             432,651            1,806,421
    18             12/15/01           69,339,652             408,321            1,762,894
    19             01/15/02           67,619,228             411,471            1,720,423
    20             02/15/02           65,940,245             401,261            1,678,983
    21             03/15/02           64,301,698             353,431            1,638,547
    22             04/15/02           62,702,605             381,575            1,599,093
    23             05/15/02           61,142,011             360,083            1,560,594
    24             06/15/02           59,618,981             362,825            1,523,029
    25             07/15/02           58,132,606             342,374            1,486,375
    26             08/15/02           56,681,998             344,967            1,450,608
    27             09/15/02           55,266,290             336,358            1,415,708
    28             10/15/02           53,884,636             317,378            1,381,654
    29             11/15/02           52,536,212             319,759            1,348,424
    30             12/15/02           51,220,214             301,700            1,315,998
    31             01/15/03           49,935,856             303,948            1,284,358


    32             02/15/03           48,682,373             296,326            1,253,483
    33             03/15/03           47,459,017             260,931            1,223,355
    34             04/15/03           46,265,061             281,628            1,193,957
    35             05/15/03           45,099,792             265,687            1,165,269
    36             06/15/03           43,962,516             267,628            1,137,275
    37             07/15/03           43,086,966             252,464              875,550
    38             08/15/03           42,057,830             255,684            1,029,136
    39             09/15/03           41,053,405             249,577            1,004,425
    40             10/15/03           40,073,095             235,758              980,310
    41             11/15/03           39,116,317             237,799              956,778
    42             12/15/03           38,182,502             224,634              933,815
    43             01/15/04           37,271,097             226,580              911,406
    44             02/15/04           36,381,559             221,172              889,538
    45             03/15/04           35,513,361             201,964              868,198
    46             04/15/04           34,665,988             210,741              847,373
    47             05/15/04           33,838,936             199,077              827,051
    48             06/15/04           33,031,717             200,805              807,219
    49             07/15/04           32,243,851             189,692              787,866
    50             08/15/04           31,474,871             191,339              768,980
    51             09/15/04           30,724,322             186,776              750,549
    52             10/15/04           29,991,760             176,441              732,562
    53             11/15/04           29,276,751             177,975              715,009
    54             12/15/04           28,578,872             168,128              697,879
    55             01/15/05           27,897,710             169,591              681,162
    56             02/15/05           27,232,861             165,549              664,848
    57             03/15/05           26,583,934             145,964              648,927
    58             04/15/05           25,950,545             157,753              633,389
    59             05/15/05           25,332,319             149,026              618,226
    60             06/15/05           24,728,892             150,325              603,427
    61             07/15/05           23,715,915             142,011            1,012,977
    62             08/15/05           22,744,561             140,733              971,354
    63             09/15/05           21,813,115             134,969              931,446
    64             10/15/05           20,919,931             125,266              893,184
    65             11/15/05           20,063,433             124,142              856,498
    66             12/15/05           19,242,109             115,218              821,324
    67             01/15/06           18,454,510             114,185              787,599
    68             02/15/06           17,699,247             109,511              755,263
    69             03/15/06           16,974,987              94,866              724,259
    70             04/15/06           16,280,455             100,732              694,533
    71             05/15/06           15,614,425              93,494              666,030
    72             06/15/06           14,975,724              92,658              638,701
    73             07/15/06           14,363,227              86,001              612,497
    74             08/15/06           13,775,856              85,233              587,372
    75             09/15/06           13,212,575              81,748              563,280
    76             10/15/06           12,672,394              75,876              540,181
    77             11/15/06           12,154,363              75,200              518,032



    78             12/15/06           11,657,569              69,799              496,794
    79             01/15/07           11,181,140              69,178              476,429
    80             02/15/07                    0              66,350           11,181,140

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed
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such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
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to the securities discussed in this communication for definitive Computational
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